Exhibit 1.01 to Form SD

AMSC CONFLICT MINERALS REPORT

OVERVIEW

This AMSC Conflict Minerals Report (“Report”) has been prepared pursuant to Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended, for the reporting period from January 1 to December 31, 2015.

This Report relates to the process undertaken for AMSC products that were manufactured during calendar year 2015 and that contain or are believed to contain tin, tantalum, tungsten or gold (“3TG”). This Report includes a discussion of our conflict minerals program, reasonable country of origin investigation (RCOI), due diligence procedures performed, and the disclosures required by the Securities and Exchange Commission (“SEC”). AMSC is required to file this Report with the SEC’s because based on our reasonable country of origin and further due diligence, we were not able to determinate that 3TG used in our products did not originate in the Democratic Republic of Congo (“DRC”) or certain countries that share an internationally-recognized border with the DRC (each, an “adjoining country”). Covered countries are defined by Section 1502 of the SEC’s Dodd-Frank Wall Street Reform and Consumer Protection Act (“Act”). The Act was signed into law on July 21, 2010. Covered countries include the Democratic Republic of the Congo, Angola, Burundi, Central African, Tanzania, Uganda, and Zambia.

Based on its assessment of survey responses received from suppliers, AMSC determined that the majority of the materials used in the production of its products do not contain 3TG sourced from the DRC or from an adjoining country. However, from our RCOI we could not determine that the remainder of 3TG used in the production of our products did not originate from the DRC or from an adjoining country. The Company’s overall determination is a result of effort through March 31, 2016. Our overall effort, which commenced in 2013, continues as fully described below.

DESIGN OF CONFLICT MINERALS PROGRAM

AMSC undertook due diligence on the source and chain of custody of the 3TG in accordance with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas (Second Edition) (including the supplements on Gold and on Tin, Tungsten and Tantalum) (“OECD Framework”) being adopted, and described below

The Company has disclosed the information above, along with a copy of this Report, on its website,

http://ir.amsc.com/governance.cfm.

RCOI and DUE DILIGENCE PERFORMED

Phase one of our conflict minerals compliance program included a comprehensive screening of our product families. The product families include Grid products and Wind products, which also represent our reporting segments. Our Grid products include D-VAR® Systems and Superconductor Wire and associated applications. Our Wind products include Electrical Control Systems. Descriptions of each product can be found under “Product Descriptions”.

Phase two of our conflict minerals compliance program included AMSC engineers’ conducting a detailed bill of material review to ascertain if any of our components contain, or are believed to contain, 3TG.

All purchased parts or components that are believed or may contain 3TG minerals via engineering review are confirmed by our suppliers to be absent of minerals described as 3TG conflict minerals. This screening was requested of all of our 128 major suppliers globally.

AMSC uses the Conflict Minerals Reporting Template developed by the Conflict Free Sourcing Initiative (“CFSI”), and initiative of the Electronic Industry Citizenship Coalition (“EICC”), a US-based electronics manufacturing trade association.

Suppliers of purchased parts or components that are believed to contain 3TG via engineering review and survey are required by the supply chain to disclose the source of origin using the EICC template detailing the unique smelter ID number of every source of material procured. (Disclosure requests are first primarily requested of suppliers based on delivery quantities from the supplier in addition to the period deliveries were received. Current products manufactured in the last year and related deliveries are prioritized based on quantities used in production and the likelihood suppliers are available to respond.)

Disclosures from our suppliers that are received are reviewed for completeness, consistency and accuracy based on known smelter capabilities and locations. This is performed by our supply chain teams assigned to each of the described product families. Efforts to obtain non responding disclosures are typically made through second requests and follow up calls.

Responses received from suppliers in North America continue to be generally more complete and often indicate that they are conflict free than those from other parts of the world. Due to the unpredictability of response rates and the completeness of the responses, the Company continues to update its due diligence process to assure the highest response rate reasonably possible. A significant portion of our supply chain is not required to file reports with the SEC under Sections 13(a) or 14(b) of the Securities Exchange Act of 1934, and is therefore not concerned by reporting obligations pursuant to Rule 13p-1.

Of the 128 originally surveyed suppliers for our combined product mix, 63 have confirmed that the 3TG used in the products that we purchase from them were not sourced from the DRC or from a covered country. Thirty nine suppliers indicate that the products they provide to us contain 3TG, of which based on due diligence we have not been able to determine whether such 3TG may have been sourced from the DRC or from an adjoining country. Most of the 39 suppliers are working to determine the sources of origin within their supply chains are greater than 50% complete in their efforts. Twenty six have not provided any initial data to make any determination and due diligence continues to be performed on them as well.

AMSC has taken significant steps to improve the due diligence process and is committed to continuous process improvement and taking additional steps to mitigate the risk that its necessary conflict minerals benefit armed groups. These steps include implementing a:

•	Continuous internal oversight and review process of responses;

•	Continuous risk based evaluation of bills of material to confirm suspect materials;

•	Risk based selection of suppliers providing suspect materials for current products;

•	Process for requesting declarations and after a reasonable period with no response, second requests;

•	Detailed inspection of responses and following up on inconsistencies, missing information, or possible inaccuracies of information; and

•	For suppliers not responding to second requests, phone call follow-up and escalation to the VP Global Manufacturing, Supply Chain Management & Information Technology is mandatory.

Non responding suppliers face discontinuation of their supply service to AMSC. The Company will keep improving its due diligence measures by working more closely with suppliers to help them understand and satisfy AMSC’s requirements fully.

Both Phase one and Phase two have not significantly changed from prior years.

PRODUCT DESCRIPTIONS

Our Grid products include:

•	D-VAR® Systems. D-VAR® systems can provide the reactive power needed to stabilize voltage on the grid. These systems also can be used to enable connection of renewable sources of power to the power grid, increase grid reliability for utilities and protect certain industrial facilities against voltage swells and sags which could be disruptive to their businesses.

•	Superconductor Wire and Applications. Using a compound of yttrium barium copper oxide (“YBCO”), we manufacture and provide superconductor wire that can conduct many times more electricity than conventional conductors with minimal power loss. This wire can be incorporated into a variety of applications that we market, including: Resilient Electric Grid systems, Standalone Fault Current Limiters, and Ship Protection Systems for the U.S. Navy.

Our Wind products include:

•	Electrical Control Systems. Our electrical control systems regulate voltage, control power flows and maximize wind turbine efficiency, among other functions. Our electrical control systems contain our PowerModule™ power electronic converters, which incorporate power semiconductor devices that switch, control and move large amounts of power faster and with far less disruption than the electromechanical switches historically used.

DEFINITIONS

CONFLICT MINERALS

The term conflict minerals means:

(i)	Columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives which are limited to tantalum, tin, and tungsten, unless the Secretary of State determines that additional derivatives are financing conflict in the Democratic Republic of the Congo or an adjoining country; or

(ii)	Any other mineral or its derivatives determined by the Secretary of State to be financing conflict in the Democratic Republic of the Congo or an adjoining country.

DRC CONFLICT FREE

The term DRC conflict free means that the product does not contain conflict minerals necessary to the functionality or production of that product that directly or indirectly finance or benefit armed groups in the Democratic Republic of the Congo or an adjoining country. Conflict minerals that a registrant obtains from recycled or scrap sources are considered DRC conflict free.

The term armed group means an armed group that is identified as a perpetrator of serious human rights abuses in annual Country Reports on Human Rights Practices under sections 116(d) and 502B(b) of the Foreign Assistance Act of 1961 (22 U.S.C. 2151n(d) and 2304(b)) relating to the Democratic Republic of the Congo or an adjoining country.

The table below lists the country location of the smelter or refiner used by our suppliers which, to the extent known, processes the necessary 3TG in all of our products.

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Acade Metals Co., LTD	CHINA
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Academy Precious Metals (China) Co., Ltd	CHINA
Gold	Advanced Chemical Company	UNITED STATES
Gold	Aida Chemical Industries Co. Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL
Gold	AngloGold Ashanti Mineração Ltda	BRAZIL
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	Argor-Heraeus SA	SWITZERLAND
Gold	Asahi Pretec Corporation	JAPAN
Gold	Asahi Refining Canada Limited	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Asarco	UNITED STATES
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Aurubis AG	GERMANY
Gold	Auston powder	UNITED STATES
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bauer Walser AG	GERMANY
Gold	BHP Billiton	CHILE
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery – Glencore Canada Corporation	CANADA
Gold	Cendres + Métaux SA	SWITZERLAND
Gold	Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES
Gold	CHALCO Yunnan Copper Co. Ltd.	CHINA
Gold	Chimet S.p.A.	ITALY
Gold	china Gold international resources corp.ltd	CHINA
Gold	China Golddeal	CHINA
Gold	China Nonferrous Metal Mining (Group) Co., Ltd.	CHINA
Gold	Chugai Mining	JAPAN
Gold	Codelco	CHILE
Gold	Cookson Group	SPAIN
Gold	Cooson Sempsa	SPAIN
Gold	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
Gold	DAEJIN INDUS CO., LTD	KOREA, REPUBLIC OF
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Doduco	GERMANY
Gold	DODUCO GmbH	GERMANY
Gold	Dongguan Standard Electronic Material.Co., Ltd	CHINA

Gold	Dongguanshi Sutande Dianzi Cailiao Yoouxiange	CHINA
Gold	Dowa	JAPAN
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	E-CHEM Enterprise Corp	TAIWAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Elemetal Refining, LLC	UNITED STATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Engelhard London	UNITED KINGDOM
Gold	ESG Edelmetall-Service GmbH & Co. KG	GERMANY
Gold	Faggi Enrico S.p.A.	ITALY
Gold	Feinhütte Halsbrücke GmbH	GERMANY
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Gannon & Scott	UNITED STATES
Gold	Gansu Seemine Material Hi-Tech Co Ltd	CHINA
Gold	Geib Refining Corporation	UNITED STATES
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	GuangZHou Jin Ding	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Harima Smelter	JAPAN
Gold	Harmony Gold Refinery	SOUTH AFRICA
Gold	Heimerle + Meule GmbH	GERMANY
Gold	HeNan LingBao Jin Kuan	CHINA
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	Heraeus (Zhayuan Precious Metal Materials Co.)	CHINA
Gold	Heraeus Ltd Hong Kong	HONG KONG
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Heraeus Zhaoyuan Changshu Electronic Materials Co., Ltd	CHINA
Gold	Hisikari Mine	JAPAN
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Japan Pure Chemical	JAPAN
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Johnson Matthey Inc.	UNITED STATES
Gold	Johnson Matthey Limited	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd	JAPAN
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN

Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF
Gold	Kunshan Jinli chemical industry reagents co., Ltd.	CHINA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L’ azurde Company For Jewelry	SAUDI ARABIA
Gold	La Caridad	MEXICO
Gold	LBMA	GERMANY
Gold	Lingbao Gold Company Limited	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	LS-Nikko Copper Inc	KOREA
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Materion Advanced Metals	UNITED STATES
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold	Metallic Resources Inc	UNITED STATES
Gold	Metalor France	FRANCE
Gold	Metalor Switzerland	SWITZERLAND
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	Minsur	PERU
Gold	Mistubishi Materials Corporation	JAPAN
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Mitui kinzoku Co Ltd takehara seirenjyo	JAPAN
Gold	MK Electron	KOREA, REPUBLIC OF
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	N.E. Chemcat Corporation	JAPAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Navoi	Navoi Mining and Metallurgical Combinat
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co. LTD	JAPAN
Gold	Niihama Nickel Refinery	JAPAN
Gold	Nippon Mining & Metals	JAPAN
Gold	Norddeutsche Affinererie AG	GERMANY

Gold	NORSUN CIRCUITED ENTERPRISE CO., LTD	CHINA
Gold	Nyrstar Metal	AUSTRALIA
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohio Precious Metals, LLC	UNITED STATES
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Pan Pacific Copper Co. LTD	JAPAN
Gold	Penglai Penggang Gold Industry Co Ltd	CHINA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PT Timah	INDONESIA
Gold	PX Précinox S.A.	SWITZERLAND
Gold	Qiankun Gold and Silver	CHINA
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Gold	Realized the enterprise co.,ltd.	CHINA
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Republic Metals Corporation	UNITED STATES
Gold	Rio Tinto Group	UNITED STATES
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	Scotia Mocatta	HONG KONG
Gold	SD(Samdok) Metal	KOREA
Gold	SEMPSA Joyería Platería SA	SPAIN
Gold	Senju Metal Industry Co. Ltd.	JAPAN
Gold	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Gold	Shandong Hengbang Smelter Co.,ltd	CHINA
Gold	shandong huangin	CHINA
Gold	Shandong Jun Mai Fu	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Gold	shang hai gold trader	CHINA
Gold	Shanghai Gold Exchange	CHINA
Gold	Shenzhen FuJun Material Technology CO. LTD	CHINA
Gold	SHENZHEN KURIL METAL COMPANY	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN

Gold	Smelter Not Listed	Confidential
Gold	So Accurate Group, Inc.	UNITED STATES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Sojitz	JAPAN
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	Soochow University’s	CHINA
Gold	Standard Bank	HONG KONG
Gold	Stender Electronic Materials Co., Ltd. of Dongguan City	CHINA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Suntain	TAIWAN
Gold	Super Dragon Technology Co., Ltd.	TAIWAN
Gold	Suzhou Xingrui Noble	CHINA
Gold	T.C.A S.p.A	ITALY
Gold	Tai zhou chang san Jiao electron Co., Ltd	CHINA
Gold	Tanaka Kikinnzoku Kogyo K.K.	JAPAN
Gold	Technic Inc	UNITED STATES
Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	The Hutti Gold Company	INDIA
Gold	The Perth Mint	Western Australian Mint trading as The Perth Mint
Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	Timah Company	INDONESIA
Gold	Tokuriki Tokyo Melters Assayers	JAPAN
Gold	Tongling Nonferrous Metal Group Co. Ltd	CHINA
Gold	Tony Goetz NV	BELGIUM
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Tsai Brother industries	TAIWAN
Gold	UBS AG Bahnhofstr.	SWAZILAND
Gold	Umicore Brasil Ltda	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES
Gold	United Refining	UNITED STATES
Gold	UYEMURA	UNITED STATES
Gold	Valcambi S.A.	SWITZERLAND
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold	Western Australian Mint (The Perth Mint)	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Williams/ Williams Brewster	UNITED STATES
Gold	Wuxi Middle Treasure Materials	CHINA
Gold	Xstrata Canada Corporation CCR Refinery	CANADA
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Yamato Denki Ind. Co., Ltd.	JAPAN
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA

Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	Yantai Zhaojinlufu	CHINA
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	Yoo Chang Metal Inc.	KOREA
Gold	Yunnan Chengfeng	CHINA
Gold	Yunnan Copper Industry Co Ltd	CHINA
Gold	Yunnan Tin Company Limited	CHINA
Gold	Zhaojin Gold & Silver Refinery Co., Ltd	CHINA
Gold	ZhaoJin Mining Industry Co., Ltd.	CHINA
Gold	Zhaojin refining	CHINA
Gold	Zhaojun Maifu	CHINA
Gold	ZHAOYUAN LIFUSHIYE Co., Ltd	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Zhongshan Public Security Bureau, Guangdong Province, China	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Gold		CHINA
Gold		CHINA
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM
Tantalum	Cabot (Global Advanced Metals)	UNITED STATES
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES
Tantalum	Duoluoshan	CHINA
Tantalum	E.S.R. Electronics	UNITED STATES
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	H.C. Starck Co. Ltd.	THAILAND
Tantalum	H.C. Starck GmbH	GERMANY
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Group	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., LTD	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA

Tantalum	JiuJiang Tambre Co. Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES
Tantalum	King-Tan Tantalum Industry Ltd	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	QuantumClean	UNITED STATES
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Starck	UNITED STATES
Tantalum	Taki Chemicals	JAPAN
Tantalum	Telex Metals	UNITED STATES
Tantalum	Tranzact, Inc.	UNITED STATES
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide	CHINA
Tin	CV United Smelting	INDONESIA
Tin	5N Plus	GERMANY
Tin	ACuPowder International, LLC	UNITED STATES
Tin	AIM	CANADA
Tin	Alpha	UNITED STATES
Tin	Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF
Tin	Amalgamated Metals Corporation	UNITED KINGDOM
Tin	Amalgamet	UNITED STATES
Tin	Amalgamet Inc	PERU
Tin	American Iron and Metal	UNITED STATES
Tin	An Thai Minerals Company Limited	VIET NAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Asahi Solder Tech (Wuxi) Co. Ltd.	CHINA
Tin	ATI Metalworking Products	UNITED STATES
Tin	Best Metals	BRAZIL
Tin	Brinkmann Chemie AG	GERMANY
Tin	Butterworth	MALAYSIA
Tin	Butterworth Smelter	MALAYSIA
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin	Chengfeng Metals Co Pte Ltd	CHINA

Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA
Tin	China Rare Metal Materials Company	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	China Tin Lai Ben Smelter Co., Ltd.	CHINA
Tin	China Tin Smelter Co, Ltd	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Colonial Metals, Inc	UNITED STATES
Tin	Complejo Metalurgico Vinto S.A.	BOLIVIA
Tin	Cookson (Alpha)	UNITED STATES
Tin	Cooper Santa	BRAZIL
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	Coopersanta	BRAZIL
Tin	CSC Pure Technologies	RUSSIAN FEDERATION
Tin	CV Ayi Jaya	INDONESIA
Tin	CV DS Jaya Abadi	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dae Kil	KOREA, REPUBLIC OF
Tin	Dae Kil Metal Co., Ltd	CHINA
Tin	Daewoo International	KOREA, REPUBLIC OF
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Elmet S.L.U. (Metallo Group)	SPAIN
Tin	EM Vinto	BOLIVIA
Tin	Empresa Metallurgica Vinto	BOLIVIA
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Federal Metal Company	UNITED STATES
Tin	Fenix Metals	POLAND
Tin	Fuji Metal Mining Corp.	TAIWAN
Tin	Funsur	BRAZIL
Tin	Furukawa Electric	JAPAN
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.	Gejiu Non-ferrous
Tin	Gejiu Fengming Metalurgy Chemical Plant	CHINA
Tin	GEJIU GOLD SMELTER MINERALS CO., LTD	CHINA
Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA
Tin	Gejiu KaiMeng Industrial and Trade Mineral Co. Ltd.	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu YunXin Colored Electrolysis Ltd	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA

Tin	Gejiu Zi-Li	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Gold Bell Group	CHINA
Tin	Guang Xi Hua Xi Corp	CHINA
Tin	Guangxi China Tin Group Co., LTD	CHINA
Tin	Guangxi Huaxi Group Co., Ltd	CHINA
Tin	Guangxi Pinggui PGMA Co. Ltd.	CHINA
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	CHINA
Tin	Guangzhou Yilida Science & Technology Development Co., Ltd	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Hana-High Metal	MALAYSIA
Tin	Heraeus Germany	GERMANY
Tin	Heraeus Materials Technology GmbH & Co. KG	GERMANY
Tin	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin	Heraeus Technology Center	HONG KONG
Tin	Heraeus Zhaoyuan Changshu Electronic Material Co., Ltd	CHINA
Tin	Heraues Materials Technology GmbH	GERMANY
Tin	High Quality Technology Co., Ltd	CHINA
Tin	HUANGGANG CITY TONGDING METALLIC MATERIAL CO. LTD	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Hyundai-Steel	KOREA, REPUBLIC OF
Tin	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
Tin	INDIUM CORPORATION OF EUROPE	UNITED KINGDOM
Tin	Indonesian State Tin Corp	INDONESIA
Tin	Indonesian Tin Ingot	INDONESIA
Tin	Ishihara Chemical Co. Ltd.	JAPAN
Tin	Jean Goldschmidt International	BELGIUM
Tin	Jia Tian	CHINA
Tin	JIA WANG Technology solder product	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Kai Unita Trade Limited Liability Company	CHINA
Tin	Ketabang	INDONESIA
Tin	KOBA	INDONESIA
Tin	KOKI JAPAN	JAPAN
Tin	KOVOHUĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	Kundur Smelter	INDONESIA
Tin	Kunshan xiubo	CHINA
Tin	Lai’bin China Tin Smelting Ltd.	CHINA
Tin	Laibin Huaxi Smelterring Co., Ltd	CHINA
Tin	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO., LTD.	CHINA
Tin	Linetech	KOREA, REPUBLIC OF
Tin	Lingbao Jinyuan tonghu	CHINA

Tin	Linwu Xianggui Mineral Smeltong Co. Ltd	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	Liuzhou China Tin Group Company Ltd – Laibin Smelter	CHINA
Tin	Maanshan Dongshen electronic material factory	CHINA
Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Materials Eco-Refining CO., LTD	JAPAN
Tin	MCP Metal Specialist Inc.	CHINA
Tin	MCP Mining & Chemical Products Ltd. UK	CHINA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Mentok Smelter	INDONESIA
Tin	Metaconcept	FRANCE
Tin	Metallic Materials Branch of Guangxi China Tin Group Co., Ltd.	CHINA
Tin	Metallic Resources, Inc.	UNITED STATES
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur Mines	PERU
Tin	Mits-Tec (Shanghai) Co. Ltd.	CHINA
Tin	Mitsubishi Electric Metecs Co., Ltd.	JAPAN
Tin	Mitsubishi materials Corporetion Metals Company	JAPAN
Tin	MSC Croporation Berhad	MALAYSIA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.	CHINA
Tin	Nathan Trotter & Co., Inc.	UNITED STATES
Tin	NGHE TIN NON FERROUS METAL COMPANY	INDONESIA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	nihon superior co.,ltd	JAPAN
Tin	Nihon Genma MFG Co., Ltd.	THAILAND
Tin	Nihon Kagaku Sangyo Co., Ltd	JAPAN
Tin	Nihon superior co., Ltd	JAPAN
Tin	Ninsur	Peru
Tin	Nippon Filler Metals Ltd	JAPAN
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines., Inc	PHILIPPINES
Tin	Old City Metals Processing Co., Ltd.	CHINA
Tin	OM Manufacturing Phils. Inc.	PHILIPPINES
Tin	OMSA	BOLIVIA
Tin	Operaciones Metalugicas SA.	INDONESIA
Tin	Operaciones Metalurgical S.A.	BOLIVIA
Tin	Phoenix Metal Ltd.	RWANDA
Tin	POONGSAN CORPORATION	KOREA, REPUBLIC OF
Tin	Posco	KOREA, REPUBLIC OF
Tin	PRIMEYOUNG METAL (ZHUHAI)IND.CO., LTD	CHINA

Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Indra Eramulti Logam industri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Banka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT. Supra Sukses Trinusa	INDONESIA
Tin	Pure Technology	UNITED STATES
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	RBT	INDONESIA

Tin	REDSUN	TAIWAN
Tin	Rohm & Hass	CHINA
Tin	Rohm und Haas	GERMANY
Tin	RT Refined Banka Tin	INDONESIA
Tin	Rui Da Hung	TAIWAN
Tin	S Company	THAILAND
Tin	SA Minsur	PERU
Tin	Samhwa Non-Ferrous Metal. Inc Co., Ltd	KOREA, REPUBLIC OF
Tin	seirenngyousya	CHINA
Tin	Semco	KOREA, REPUBLIC OF
Tin	Senju Metal Industry Co. (SMIC)	JAPAN
Tin	Settu Chemical Industry	JAPAN
Tin	SGS BOLIVIA S.A.	BOLIVIA
Tin	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
Tin	Shantou xi kuang	CHINA
Tin	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	SOLDER COAT CO., LTD.	JAPAN
Tin	Spectro Alloys	UNITED STATES
Tin	SPTE	CHINA
Tin	SUN SURFACE TECHNOLOGY CO., LTD	CHINA
Tin	Super Ligas	BRAZIL
Tin	SUZHOU NUONENGDA CHEMICAL CO., LTD	CHINA
Tin	Taboca	Mineração Taboca S.A.
Tin	Taicang City Nancang Metal Material Co., Ltd	CHINA
Tin	Taicang Nancang Metail Material Co Ltd	CHINA
Tin	Taiwan Huanliang	INDONESIA
Tin	Taiwan Total Co. Ltd.	TAIWAN
Tin	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tin	Tamura	JAPAN
Tin	Thailand Smelting & Refining Co., Ltd. (THAISRCO)	THAILAND
Tin	Thaisarco	THAILAND
Tin	Three green surface technology limited company	CHINA
Tin	Tianjin Huamei	CHINA
Tin	TIMAH	INDONESIA
Tin	Tong Ding Metal Company. Ltd.	CHINA
Tin	TOP-TEAM TECHNOLOGY(SHEN ZHEN) LIMITED	CHINA
Tin	Traxys	FRANCE
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE
Tin	Uni Bros Metal Pte Ltd	SINGAPORE
Tin	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin	Unit Timah Kundur PT Tambang	INDONESIA
Tin	Unvertical International (Suzhou) Co., Ltd	CHINA
Tin	VERTEX METALS INCORPORATION	TAIWAN
Tin	Vishay Intertechnology	CHINA
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	Wang Yu Manufacturing Co. Ltd.	TAIWAN

Tin	Westfalenzinn	GERMANY
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Wilhelm Westmetall, Germany	GERMANY
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	wuxi yunxi	CHINA
Tin	Xianghualing Tin Co., Ltd.	CHINA
Tin	XiHai – Liuzhou China Tin Group Co ltd – list as “China Tin”	CHINA
Tin	XIN WANG copper smelter	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	YTMM	CHINA
Tin	YUCHENG	CHINA
Tin	Yunnan Chengfeng Non-Ferrous Metals Co Ltd	CHINA
Tin	Yunnan Industrial Co., Ltd.	CHINA
Tin	Yunnan Tin Group (Holding) Company Limited	CHINA
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	YunXi	CHINA
Tin	Yutinic Resources	UNITED STATES
Tin	Zhuhai Horyison Solder Co., Ltd	CHINA
Tin	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
Tin		CHINA
Tin		CHINA
Tin	Yunnan Tin	CHINA
Tin		CHINA
Tin		CHINA
Tungsten	Hitachi Metals, Ltd.,	JAPAN
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ABS Industrial Resources Ltd	UNITED KINGDOM
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Air Products	UNITED STATES
Tungsten	Alldyne Powder Technologies	UNITED STATES
Tungsten	Allied Material	JAPAN
Tungsten	ALMT	CHINA
Tungsten	Alta Group	UNITED STATES
Tungsten	Altlantic Metals	UNITED STATES
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	ATI Tungsten Materials	UNITED STATES
Tungsten	Atlantic Metals	UNITED STATES
Tungsten	Axis Material Limited	JAPAN
Tungsten	Beijing Tian-Long Tungsten & Molybdenum Co., Ltd.	CHINA
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	Buffalo Tungsten	Jiangxi, China
Tungsten	ChangChun up-optech	CHINA
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co,. Ltd.	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd	CHINA

Tungsten	China National Non-Ferrous & Jiangxi corporation limited	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	CWB Materials	UNITED STATES
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	DAYU WEILIANG TUNGSTEN CO., LTD	CHINA
Tungsten	ERAMET	FRANCE
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	FUJIAN JINXIN TUNGSTEN CO., LTD	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxin Tungsten Products Ltd	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten	Golden Egret Special Alloy Co. Ltd	CHINA
Tungsten	Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	HC Stack	UNITED STATES
Tungsten	HC Starck GmbH	GERMANY
Tungsten	Heyuan carbide co., LTD	CHINA
Tungsten	Hunan Chenzhou Mining Group Co	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	IES Technical Sales	UNITED STATES
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Tungsten	Japan New Metals Co Ltd	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	Kennametal Fallon	UNITED STATES
Tungsten	Kennametal Firth Sterling	UNITED STATES

Tungsten	Kennametal Huntsville	UNITED STATES
Tungsten	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Metallo-Chimique	BELGIUM
Tungsten	Meterion Advanced Materials Thin Film Produ	UNITED STATES
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Mitsubishi Materials Corp.	JAPAN
Tungsten	Moliren Ltd	RUSSIAN FEDERATION
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES
Tungsten	NingHua XingluoKeng TungSten Mining CO., LID	CHINA
Tungsten	North American Tungsten Corporation Ltd.	CANADA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Philippine Chuangin Industrial Co., Inc.	PHILIPPINES
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIETNAM
Tungsten	Sincemat Co, Ltd	CHINA
Tungsten	Solar Applid Materails Technology Corp.	TAIWAN
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Sumitomo	CHINA
Tungsten	Sumitomo Canada Limited	CANADA
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten	Sylham	UNITED STATES
Tungsten	Taegutec	KOREA, REPUBLIC OF
Tungsten	Tejing (Vietnam) Tungsten Co Ltd	VIET NAM
Tungsten	Triumph Northwest	UNITED STATES
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Wort Wayne Wire Die	UNITED STATES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Golden Egret Speical Alloy Co., Ltd	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA